UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

[ X ] Filed by the Registrant
[   ] Filed by a Party other than the Registrant

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[   ] Definitive Proxy Statement
[ x ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to ss.240.14a-12


                               CONVERA CORPORATION


                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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               Payment of Filing Fee (Check the appropriate box):


 X   No fee required.

___  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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1) Title of each class of securities to which transaction applies:
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2) Aggregate number of securities to which transaction applies:
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3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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4) Proposed maximum aggregate value of transaction:
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5) Total fee paid:
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Fee  paid previously with preliminary  materials.
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Checkbox  if any part of the fee is  offset as  provided  by  Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or
the     Form    or     Schedule     and    the     date    of    its     filing.

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1)   Amount Previously Paid:
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2)   Form, Schedule or Registration Statement No.:
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3)   Filing Party:
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4)   Date Filed:
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



                               CONVERA CORPORATION
                          1921 Gallows Road, Suite 200
                             Vienna, Virginia 22182


                                                                June 30, 2006
To Our Stockholders:

     We are pleased to announce that on June 29, 2006 Convera Corporation expanded our Board of Directors to thirteen members to add two new independent directors, John C. Botts and Alexander F. Parker. Following these appointments, a majority of our Board of Directors is comprised of independent directors and our Board is now in full compliance with Nasdaq's governance requirements.

     Because these changes affect the matters to be voted on at Convera's Annual Meeting of Stockholders, we are providing additional information in the attached Proxy Statement Supplement. We are also providing a Revised Proxy Card to enable stockholders to vote on re-electing John C. Botts and Alexander F. Parker to a full one year term. If you sign and return the Revised Proxy Card, it will revoke and replace any previous proxy you have submitted. If you do not sign and return the Revised Proxy Card, your previous proxy will remain in effect, but it will not include any vote on the re-election of John C. Botts and Alexander F. Parker.

     The time and place of the Annual Meeting have not changed. The Annual Meeting will be held at Convera's corporate headquarters, 1921 Gallows Road, Suite 200, Vienna, Virginia 22182, at 10:00 a.m. local time, on Tuesday, July 18, 2006.

     The attached Proxy Statement Supplement and Amended Notice of Meeting should be read in conjunction with the Proxy Statement and Annual Report, which we previously provided to stockholders.

     Please use this opportunity to take part in the affairs of the Company by voting on the business to come before the Annual Meeting, including the new proposal to re-elect John C. Botts and Alexander F. Parker to the Board of Directors. If you are a record holder of Convera Common Stock at the close of business on May 26, 2006, you are eligible to vote on these matters, either personally at the Annual Meeting or by proxy. It is important that your shares be voted, whether or not you plan to attend the Annual Meeting, to ensure the presence of a quorum. Therefore, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting and vote your shares in person for the matters acted on at the Annual Meeting. We look forward to seeing you at the Annual Meeting

                                         Sincerely,


                                         Patrick C. Condo
                                         President and Chief Executive Officer

                               CONVERA CORPORATION
                          1921 Gallows Road, Suite 200
                             Vienna, Virginia 22182


                AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           to be held on July 18, 2006


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Convera Corporation, a Delaware corporation ("Convera" or the "Company"), will be held at Convera's corporate headquarters, 1921 Gallows Road, Suite 200, Vienna, Virginia 22182, at 10:00 a.m. local time, on Tuesday, July 18, 2006 for the following purposes:

1. To elect eleven directors of the Company for terms expiring at the 2007 Annual Meeting.

2.   To approve an amendment of the 2000 Stock Option Plan.

3. To elect two additional directors of the Company for terms expiring at the 2007 Annual Meeting.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.


     The close of business on May 26, 2006 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

     The Proxy Statement Supplement that accompanies this Amended Notice of Annual Meeting of Stockholders, and the Proxy Statement previously distributed to stockholders, contain additional information regarding the proposals to be considered at the Annual Meeting, and stockholders are encouraged to read them in their entirety.

     As set forth in the enclosed Proxy Statement Supplement, proxies are being solicited by and on behalf of the Board of Directors of the Company. All proposals set forth above are proposals of the Board of Directors. It is expected that these materials will be first mailed to stockholders on or about July 6, 2006.

     If you sign and return the Revised Proxy Card, it will revoke and replace any previous proxy you have submitted. If you do not sign and return the Revised Proxy Card, your previous proxy will remain in effect, but it will not include any vote on Proposal No. 3.

     In order to vote on Proposal No. 3, you must submit a Revised Proxy Card or attend the Annual Meeting in person.

                          By Order of the Board of Directors,


                          John R. Polchin
                          Executive Vice President, Chief Financial Officer, Treasurer & Secretary

Dated:   June 30, 2006

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN
ENVELOPE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD

                               CONVERA CORPORATION
                          1921 Gallows Road, Suite 200
                             Vienna, Virginia 22182


                    Annual Meeting of Stockholders to be Held
                                on July 18, 2006


                           PROXY STATEMENT SUPPLEMENT

                               GENERAL INFORMATION

     This  Proxy  Statement  Supplement  is  furnished  in  connection  with the solicitation  of  proxies by the Board of  Directors  (the  "Board")  of Convera
Corporation, a Delaware corporation (the "Company" or "Convera"), for use at Convera's Annual Meeting of Stockholders (the "Annual Meeting") to be held at Convera's corporate headquarters, 1921 Gallows Road, Suite 200, Vienna, Virginia 22182, at 10:00 a.m. local time, on Tuesday, July 18, 2006, and at any continuation, adjournment or postponement of the Annual Meeting. Only stockholders of record (the "Stockholders") at the close of business on May 26, 2006 (the "Record Date") are entitled to notice of and to vote, in person or by proxy, at the Annual Meeting or any continuation, adjournment or postponement thereof. The Amended Notice of Annual Meeting, this Proxy Statement Supplement and the accompanying proxy card are being mailed to Stockholders on or about July 6, 2006.

     This Proxy Statement Supplement is furnished to provide information related to Proposal No. 3, which has been newly added to the agenda for the Annual Meeting.

     This Proxy Statement Supplement does not provide all of the information about the Company that is important to your decisions in voting at the Annual Meeting. Additional information is contained in the Proxy Statement for the Annual Meeting previously distributed to Stockholders. This Proxy Statement Supplement is intended to be read in conjunction with the Proxy Statement.

Method of Voting

     Stockholders can vote by proxy or by attending the Annual Meeting and voting in person. A revised proxy card including new Proposal No. 3 (the "Revised Proxy Card") is enclosed. If you vote by means of the Revised Proxy Card, the Proxy must be completed, signed and dated by you or your authorized representative. The completed Revised Proxy Card may be returned in the postage-paid envelope provided. If you hold Common Stock in "street name," you must either instruct your broker or nominee as to how to vote such shares or obtain a proxy, executed in your favor by your broker or nominee, to be able to vote at the Annual Meeting.

     If you sign and return the Revised Proxy Card, it will revoke and replace any previous proxy you have submitted. If you do not sign and return the Revised Proxy Card, your previous proxy will remain in effect, but it will not include any vote on Proposal No. 3.

     In order to vote on Proposal No. 3, you must submit a Revised Proxy Card or attend the Annual Meeting in person.

     If a Revised Proxy Card or original Proxy Card (a "Proxy") is properly signed, dated and returned and is not revoked, the Proxy will be voted at the Annual Meeting in accordance with the Stockholder's instructions indicated on the Proxy. If no instructions are indicated on the Proxy, the Proxy will be voted "FOR" the election of the Board's nominees, "FOR" the approval of the amendment to the Company's 2000 Stock Option Plan and in accordance with the recommendations of the Board as to any other matter that may properly be brought before the Annual Meeting or any continuation, adjournment or postponement thereof.

Revocability of Proxies

     Any Stockholder submitting a Proxy has the power to revoke it at any time before it is exercised. A Stockholder may revoke a Proxy by filing a written revocation, or a duly executed Proxy bearing a later date, with the Company's Secretary at our principal executive offices located at 1921 Gallows Road, Suite 200, Vienna, Virginia 22182, prior to the commencement of the Annual Meeting. A Stockholder may also revoke a Proxy by attending the Annual Meeting and voting in person. Stockholders whose shares are held in "street name" should consult with their broker or nominee concerning the method for revoking their Proxy.

Other Business

     As of the date of this Proxy Statement Supplement, the Board knows of no business to be presented for consideration at the Annual Meeting other than as stated in the Amended Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, including a motion to adjourn the Annual Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board, the Proxy holders intend to vote the shares represented by the Proxies on such matters in accordance with the recommendation of the Board, and the authority to do so is included in the Proxy.

                      ELECTION OF TWO ADDITIONAL DIRECTORS

     It is proposed that the Stockholders elect two additional persons, John C. Botts and Alexander F. Parker, to serve as directors of the Company until the annual meeting of Stockholders to be held in 2007, or until their successors have been elected and qualified.

     On June 29, 2006, the Company's Board of Directors expanded the size of the Board from eleven to thirteen members and appointed two new directors, Messrs. Botts and Parker, in order to allow the Company to be in full compliance with the governance requirements of the Nasdaq National Market ("Nasdaq"). As described in the Proxy Statement previously mailed to Stockholders under the caption "Controlled Company Exemption Election" on page 6, pursuant to Nasdaq's phase-in rules, the Company is required to be in full compliance with Nasdaq's requirements for independent nomination and compensation committees and a majority of independent board members by July 1, 2006, one year from the date it ceased to be a controlled company. The Company has previously taken action to appoint independent directors to its Compensation and Nominating Committees. The addition of Messrs. Botts and Parker as additional independent directors to the Board allowed the Company to have a majority of independent Board members. As a result, the Company believes that it will fully comply with Nasdaq's governance requirements by the end of the Nasdaq phase-in period on July 1, 2006.

     Messrs. Botts and Parker have indicated their willingness to serve and, unless otherwise instructed, the Proxy holders will vote the Proxies received by them for these nominees. If either of these nominees is unable or unwilling to serve as a director at the time of the Annual Meeting or any continuation, postponement or adjournment thereof, the Proxies will be voted for any other nominee the current Board of Directors designates to fill the vacancy. The Company has no reason to believe that these nominees will be unable or unwilling to serve if elected as a director. The affirmative vote of the holders of a plurality of the shares of common stock voting at the Annual Meeting is necessary for the election of Messrs. Botts and Parker. Any shares not voted (by abstention, broker non-vote, or otherwise) have no impact on the vote. The Board of Directors recommends a vote FOR the nominees.

Additional Information Regarding Nominees

     Information regarding the business experience of the Company two new directors, Messrs. Botts and Parker, is provided below. Information concerning our other nominees for director is included in the Proxy Statement previously distributed to Stockholders.

     John C. Botts, 65, was appointed a director of the Company in June 2006. Since 1987, Mr. Botts has been Chairman of Botts & Company Limited, a London based private equity investment company, and, since 2004, Mr. Botts has also been Chairman of LongAcre Partners Limited, a mid-market corporate finance house focusing on the broad media and communications sectors. Mr. Botts is also a director of United Business Media PLC, Euromoney Institutional Investor PLC and Tisbury Europe Master Fund Ltd. The Board has determined that Mr. Botts is "independent" under the current Nasdaq governance rules.

     Alexander F. Parker, was appointed a director of the Company in June 2006. Since 2004, Mr. Parker has been an independent consultant. From 2001 to 2004, Mr. Parker was Chief Executive Officer of Global Education Network ("GEN"), a developer of online multimedia courses, and was Vice President of GEN from 2000 to 2001. Prior to his GEN experience, Mr. Parker was employed at McKinsey &
Company, developing training and educational software. From 1995 to 1998, Mr. Parker worked at Harvard University, developing multimedia CD-ROMs, web sites, and other electronic interventions for students, as well as lecturing on various technology subjects. The Board has determined that Mr. Parker is "independent" under the current Nasdaq governance rules.

                             ADDITIONAL INFORMATION

     This Proxy Statement Supplement is intended to supplement, and be read in conjunction with, the Proxy Statement for the Annual Meeting previously distributed to Stockholders. In addition, Convera's Annual Report for the fiscal year ended January 31, 2006 previously distributed to Stockholders contains consolidated financial statements of the Company and its subsidiaries and the reports thereon of Ernst & Young, LLP, the Company's independent registered public accounting firm. The Company will provide a copy of the Proxy Statement or Annual Report upon the written request of any beneficial owner of the Company's securities as of the Record Date. Such request should be addressed to the Company c/o Corporate Secretary, at 1921 Gallows Road, Suite 200, Vienna, Virginia 22182.

     STOCKHOLDERS ARE URGED IMMEDIATELY TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

                           By Order of the Board of Directors,

                           John R. Polchin
                           Executive Vice President, Chief Financial Officer, Treasurer & Secretary

                                                     Dated:    June 30, 2006

PROXY                             CONVERA CORPORATION                     PROXY

                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 22182

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     THIS REVISED PROXY CARD WILL REVOKE AND REPLACE ANY PROXY YOU HAVE PREVIOUSLY SUBMITTED FOR THE ANNUAL MEETING

     The undersigned holder of Common Stock of Convera Corporation (the "Company") hereby constitutes and appoints Patrick C. Condo and John R. Polchin and each of them, attorneys and proxies with full power of substitution to each, for and in the name of the undersigned to vote the shares of Common Stock of the Company, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Company's corporate headquarters located at 1921 Gallows Road, Suite 200, Vienna, Virginia 22181 on Tuesday, July 18, 2006 at 10:00 a.m., local time, or at any and all adjournments thereof, on all matters as may properly come before the meeting. The undersigned hereby revokes any and all proxies heretofore given with respect to such meetings.

Each of such attorneys and proxies present at the meeting shall and may exercise the powers granted hereunder.

Receipt is acknowledged of the Notice of Annual Meeting of Stockholders dated May 31, 2006 and the Proxy Statement accompanying said notice. Receipt is also acknowledged of the Amended Notice of Annual Meeting of Stockholders dated June 30, 2006 and the Proxy Statement Supplement accompanying said notice.

Said attorneys are hereby instructed to vote as specified below. If no specification is made, this proxy will be votes FOR Item I, FOR Item 2 and FOR
Item 3 on the reverse side.

                (Continued and to be signed on the reverse side)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOW HERE [X]

1. Election of the following eleven (11) nominees to serve as directors until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

                                                     Nominees:
[__] FOR ALL NOMINEES                       Ronald J. Whittier         (__)
                                            Herbert A. Allen           (__)
[__] WITHHOLD AUTHORITY                     Herbert A. Allen III       (__)
        FOR ALL NOMINEES                    Patrick C. Condo           (__)
                                            Stephen D. Greenberg       (__)
[__] FOR ALL EXCEPT                         Eli S. Jacobs              (__)
       (See instructions below)             Donald R. Keough           (__)
                                            Ajay Menon                 (__)
                                            Sydney Pollack             (__)
                                            Carl J. Rickertsen         (__)
                                            Jeffrey White              (__)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here.(X)

2. Proposal to approve an amendment to the 2000 Stock Option Plan.

[__] FOR

[__] AGAINST

[__] ABSTAIN

3. Election of the following additional two (2) nominees to serve as directors until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

                                                     FOR          WITHHOLD
         3a.      John C. Botts                      [__]         [__]
         3b.      Alexander F. Parker                [__]         [__]

4. In their discretion, to vote upon such other matters as may properly come before the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [__]

Signature of Stockholder _______________________ Date:___________________
Signature of Stockholder _______________________ Date:___________________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.